UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     September 15, 2016

Badger Meter, Inc.
(Exact name of Registrant as Specified in Charter)

Wisconsin	1-6706	39-0143280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 W. Brown Deer Rd., Milwaukee, Wisconsin	53223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (414) 355-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03.	Material Modification to Rights of Security Holders.

As previously reported on the Form 8-K of Badger Meter, Inc. (the “Company”) filed with the Securities and Exchange Commission on August 12, 2016, the Company’s Board of Directors approved a 2-for-1 stock split in the form of a 100% stock dividend (the “Stock Split”) on the Company’s common stock, par value $1 per share (the “Common Stock”), to shareholders of record August 31, 2016, payable September 15, 2016 (the “Split Date”).

The Company is a party to that certain Rights Agreement, dated as of May 26, 1998, as amended (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company (the “Rights Agent”).  Pursuant to the Rights Agreement, a common share purchase right (each a “Right”) is associated with each outstanding share of Common Stock, and each share of Common Stock issued in connection with the Stock Split is accompanied by a Right.  Prior to the Split Date, upon the occurrence of certain events, each Right entitled the registered holder to purchase from the Company one share of Common Stock at a Purchase Price (as defined in Section 4 of the Rights Agreement) of $200.00 per share of Common Stock.  In connection with the Stock Split, effective as of the Split Date, (1) pursuant to Section 11 of the Rights Agreement, the Purchase Price is reduced from $200.00 to $100.00; and (2) pursuant to Section 23 of the Rights Agreement, the Redemption Price (as defined in Section 23(b) of the Rights Agreement) for each Right that may be redeemed pursuant to Section 23 of the Rights Agreement is reduced from $0.01 to $0.005.

A copy of the Certificate of Adjustment that was sent to the Rights Agent is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference in this Current Report on Form 8-K.

The Rights Agreement was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2008.  Reference is made to the Rights Agreement for a more complete description of the terms of the Rights.

Item 8.01.	Other Events.

In connection with the Stock Split, and pursuant to Rule 416 under the Securities Act of 1933, as amended, the number of shares of Common Stock registered under the following Registration Statements is proportionately adjusted to give effect to the Stock Split:

•
Registration Statements on Form S-8 (File Nos. 033-27650, 033-65618, 033-62239, 033-62241, 333-28617, 333-73228, 333-107850, 333-150567 and 333-173966) registering shares issuable pursuant to the Badger Meter, Inc. 1989 Stock Option Plan; Badger Meter, Inc. 1993 Stock Option Plan; Badger Meter, Inc. 1995 Stock Option Plan; Badger Meter, Inc. Employee Savings and Stock Ownership Plan; Badger Meter, Inc. 1997 Stock Option Plan; Badger Meter, Inc. 1999 Stock Option Plan; Badger Meter, Inc. 2003 Stock Option Plan; Badger Meter, Inc. 2008 Restricted Stock Plan and Badger Meter, Inc. 2011 Omnibus Incentive Plan

•	Registration Statement on Form S-3 (File No. 333-202493) registering shares issuable pursuant to the Badger Meter, Inc. Dividend Reinvestment and Stock Purchase Plan.

Item 9.01.               Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

4.1	Certificate of Adjustment Relating to the Rights Agreement, dated as of February 15, 2008, between Badger Meter, Inc. and American Stock Transfer
& Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER METER, INC.

Date: September 21, 2016	By:	/s/ Richard E. Johnson
Richard E. Johnson
Senior Vice President – Finance and Treasurer
Chief Financial Officer

Exhibit Index to Current Report on Form 8-K
Dated September 15, 2016

Exhibit Number
Description

(4.1)	Certificate of Adjustment Relating to the Rights Agreement, dated as of February 15, 2008, between Badger Meter, Inc. and American Stock Transfer & Trust Company.